UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025

Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
____________________________

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Sandra Beaver as Director

On November 7, 2025, the Board of Directors (the “Board”) of Tandem Diabetes Care, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board from eight to nine directors and appointed Sandra Beaver, age 48, to serve as a member of the Board, with a term of office that expires at the Annual Meeting of Stockholders of the Company to be held in 2026. Additionally, the Board appointed Ms. Beaver as a member of the Audit Committee of the Board (the “Audit Committee”) and the Cybersecurity and Data Privacy Committee of the Board (the “C/D/P Committee”).

In accordance with the Company’s Non-Employee Director Compensation Policy (the “Policy”), Ms. Beaver received an initial restricted stock unit (“RSU”) award for 20,242 shares of the Company’s common stock, reflecting a value of $300,000, as calculated in accordance with the terms of the Policy. The RSU vests as to one-third of the total shares on each anniversary of the grant date, subject to Ms. Beaver’s continuous service as a director. Ms. Beaver is also eligible to receive an annual retainer of $60,000 for her service on the Board, additional annual retainers of $11,000 for her service on the Audit Committee and $6,000 for her service on the C/D/P Committee, and an annual RSU award for a number of shares with an aggregate value of approximately $180,000, as calculated in accordance with the terms of the Policy, and granted on the date of each Annual Meeting of Stockholders of the Company.

The Company will enter into its standard form of indemnity agreement for directors and officers with Ms. Beaver, a copy of which is filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: November 12, 2025

3